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                                                                    EXHIBIT 10.2

                         THE 2001 INCENTIVE AWARD PLAN
                                       OF
                          WATSON PHARMACEUTICALS, INC.

     Watson Pharmaceuticals, Inc., a Nevada corporation, has adopted the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the "Plan"), effective February 12, 2001, for the benefit of its eligible employees, consultants and directors.

     The purposes of the Plan are as follows:

          (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                  DEFINITIONS

     Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

     1.1. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 7.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 7.2, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

     1.2. "Award" shall mean an Option which may be awarded or granted under the Plan.

     1.3. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     1.4. "Award Limit" shall mean 500,000 shares of Common Stock, as adjusted pursuant to Section 8.3.

     1.5. "Board" shall mean the Board of Directors of the Company.

     1.6. "Change of Control" shall mean the occurrence of any of the following:

          (a) a sale of assets representing fifty percent (50%) or more of the net book value and of the fair market value of the Company's consolidated assets (in a single transaction or in a series of related transactions);

          (b) a liquidation or dissolution of the Company;

          (c) a merger or consolidation involving the Company or any subsidiary of the Company after the completion of which: (i) in the case of a merger (other than a triangular merger) or a consolidation

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     involving the Company, the shareholders of the Company immediately prior to the completion of such merger or consolidation beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act), or comparable successor rules), directly or indirectly, outstanding voting securities representing less than sixty percent (60%) of the combined voting power of the surviving entity in such merger or consolidation, and (ii) in the case of a triangular merger involving the Company or a subsidiary of the Company, the shareholders of the Company immediately prior to the completion of such merger beneficially own (within the meaning of Rule
     13d-3 promulgated under the Exchange Act, or comparable successor rules), directly or indirectly, outstanding voting securities representing less than sixty percent (60%) of the combined voting power of the surviving entity in such merger and less than sixty percent (60%) of the combined voting power of the parent of the surviving entity in such merger;

          (d) an acquisition by any person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions), other than any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate of the Company and other than in a merger or consolidation of the type referred to in clause (c), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of outstanding voting securities of the Company representing more than thirty percent (30%) of the combined voting power of the Company (in a single transaction or series of related transactions); or

          (e) in the event that the individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board. (If the election, or nomination for election by the Company's shareholders, of any new member of the Board is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new member of the Board shall be considered as a member of the Incumbent Board.)

     1.7. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.8. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 7.1.

     1.9. "Common Stock" shall mean the common stock of the Company, par value $0.0033 per share.

     1.10. "Company" shall mean Watson Pharmaceuticals, Inc., a Nevada corporation.

     1.11. "Consultant" shall mean any consultant or adviser if:

          (a) The consultant or adviser renders bona fide services to the Company;

          (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     1.12. "Director" shall mean a member of the Board.

     1.13. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.14. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.15. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.16. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, (b) if Common Stock is not traded on an exchange but is quoted on

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Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator, in its sole discretion, acting in good faith.

     1.17. "Holder" shall mean a person who has been granted or awarded an Award.

     1.18. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

     1.19. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.20. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

     1.21. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

     1.22. "Plan" shall mean the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.

     1.23. "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

     1.24. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.25. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.26. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.27. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

     1.28. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.29. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the

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effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.30. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1. Shares Subject to Plan.

     (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock. Subject to adjustment as provided in
Section 8.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed 7,500,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

     2.2. Add-back of Options. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in
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Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     3.2. Provisions Applicable to Section 162(m) Participants.

     (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4. Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

     3.5. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE IV.

                       GRANTING OF OPTIONS TO EMPLOYEES,
                     CONSULTANTS AND INDEPENDENT DIRECTORS

     4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

     4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

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     4.4. Granting of Options to Employees and Consultants.

     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

          (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

          (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

          (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

     (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

     4.5. Granting of Options to Independent Directors. The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

          (a) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

          (b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

          (c) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

     All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

     4.6. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

     5.1. Option Price. The price per share of the shares subject to each Option granted to Employees, Independent Directors and Consultants shall be set by the Committee; provided, however, that:

          (a) In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

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          (b) In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

          (c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

     5.2. Option Term. The term of an Option granted to an Employee, Independent Director or Consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

     5.3. Option Vesting.

     (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Independent Director or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

     (b) No portion of an Option granted to an Employee, Independent Director or Consultant which is unexercisable at Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.4. Substitute Awards. Notwithstanding the foregoing provisions of this
Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

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          (b) The aggregate exercise price thereof;

does not exceed the excess of:

          (c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

          (d) The aggregate exercise price of such shares.

                                  ARTICLE VI.

                              EXERCISE OF OPTIONS

     6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Board, or his, her or its office, as applicable:

          (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 8.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv),
     (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

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     6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

     6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

     6.6. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                                 ADMINISTRATION

     7.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     7.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock
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

Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. In addition, the Committee has the authority, in its discretion, to delegate all or any part of its responsibilities and powers under the Plan to any person or persons selected by it. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.

     7.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     7.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company to the maximum extent permitted under applicable law and the charter documents of the Company in respect of any such action, determination or interpretation.

                                 ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

     8.1. Not Transferable.

     (a) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator (which consent may be withheld in the Administrator's sole and absolute discretion), pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     (b) During the lifetime of the Holder, only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator (which consent may be withheld in the Administrator's sole and absolute discretion) pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

     8.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within 12 months before or after the action by the Administrator, no action of the
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

Administrator may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a) The expiration of 10 years from the date the Plan is adopted by the Board; or

          (b) The expiration of 10 years from the date the Plan is approved by the Company's stockholders under Section 8.4.

     8.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

     (a) Subject to Section 8.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

          (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section
     2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

          (ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

          (iii) The grant or exercise price with respect to any Award.

     (b) Subject to Sections 8.3(c) and 8.3(e), in the event of any transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

          (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

          (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

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

          (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

          (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options which may be granted in the future.

     (c) Notwithstanding any other provision of the Plan, in the event of a Change of Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the optionee shall have the right to exercise the Option as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the optionee that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this
Section 8.3(c), the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each share of optioned stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of optioned stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     (d) Subject to Sections 8.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award or Award Agreement, as it may deem equitable and in the best interests of the Company.

     (e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

     (f) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

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

     (g) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     8.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

     8.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

     8.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees, Consultants and Directors in connection with the exercise or receipt of an Award granted or awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

     8.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards and Award Agreements made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if
(b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for "cause" (as such term is defined in the sole and absolute discretion of the Committee, or as set forth in a written agreement relating to such Award between the Company and the Holder).

     8.8. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper

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

corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     8.9. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     8.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     8.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

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